UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2015, NuVasive, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of April 24, 2015, the record date of the Annual Meeting, there were 48,356,489 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 39,844,180 shares of the Company’s common stock were represented in person or by proxy. The Company’s stockholders elected three Class II directors and approved each of the other proposed voting matters (the “Proposals”) listed below. Each Proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2015. The final votes on the Proposals presented at the Annual Meeting are as follows:

Proposal 1

Each of Vickie L. Capps, Peter C. Farrell, Ph.D., AM and Lesley H. Howe was elected as a Class II director to hold office until the 2018 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal, by the following vote:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vickie L. Capps	35,224,771	645,431	128,068	3,845,910
Peter C. Farrell, Ph.D., AM	35,276,716	718,413	3,140	3,845,911
Lesley H. Howe	35,062,781	932,407	3,081	3,845,911

The following individuals are continuing directors with a term expiring upon the 2016 Annual Meeting of Stockholders: Jack R. Blair and Peter M. Leddy, Ph.D.

The following individuals are continuing directors with a term expiring upon the 2017 Annual Meeting of Stockholders: Gregory T. Lucier and Leslie V. Norwalk, Esq.

Proposal 2

Approval (on a non-binding advisory basis) by the Company’s stockholders of the compensation of the Company’s named executed officers for the fiscal year ended December 31, 2014, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, passed by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,338,340	8,650,079	9,850	3,845,911

Proposal 3

Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved by the Company’s stockholders by the following vote:

Votes For	Votes Against	Abstentions
39,720,330	112,548	11,302

No other items were presented for stockholder approval at the Annual Meeting.

Item 8.01	Other Events.

On June 15, 2015, the Company issued a press release announcing the election of Vickie L. Capps to its Board of Directors. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by NuVasive, Inc. on June 15, 2015 announcing the election of Vickie L. Capps to its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: June 15, 2015	By:	/s/ Jason Hannon
Jason Hannon
Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by NuVasive, Inc. on June 15, 2015 announcing the election of Vickie L. Capps to its Board of Directors.